                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 13, 1997 included (or incorporated by reference) in Ameritech Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP


Chicago, Illinois
June 19, 1997